DREYFUS PREMIER GNMA FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

We are pleased to report the performance for Dreyfus Premier GNMA Fund for the six-month period ended June 30, 1998 as shown in the following table:

                                                                                                         Annualized

                                                                         Approximate                  Distribution Rate

                                         Total Return*                Income Dividends                   Per Share**

                                         ___________               _____________________             _________________
Class A Shares                               3.33%                         $0.417                           5.41%

Class B Shares                               3.01%                         $0.380                           5.17%

Class C Shares                               2.87%                         $0.351                           4.77%

Lehman Brothers GNMA Index***                3.34%

THE ECONOMY

In recent testimony to Congress, Federal Reserve Board Chairman Alan Greenspan proclaimed the economy to be "as impressive as any I have witnessed." Indeed, the performance of the economy has been tremendous, with solid, noninflationary economic growth and a robust rate of new job creation. Accordingly, the unemployment rate hovers near its 28-year low. Not surprisingly, consumers brim with confidence: new home sales were recently at record levels, and retail sales have surged since January. The enthusiastic spending of consumers has, so far, offset the adverse effects of the economic problems in Asia. In fact, the financial crisis in the Far East has proved a boon to consumers, since lower import prices have further subdued domestic price pressures and helped keep interest rates low. Remarkably, despite the strengthening economy since the beginning of this year, inflation has waned further. With inflation under control and the economy just beginning to experience a reduction in foreign demand, the Federal Reserve Board has been reluctant to raise interest rates for fear of further roiling Asian financial markets. The last increase in short-term rates came in March 1997 when the Federal Reserve Board Open Market Committee (the policy-making arm of The Federal Reserve) hiked the target rate for Federal Funds by one quarter of a percent to 5.5%.

  Even with the booming job market, wage gains have had little inflationary effect, since business spending in productivity-enhancing capital equipment has been strong throughout the economic expansion. The one soft spot in the job market has been in manufacturing: industrial production has slowed -- a clear sign that Asian economic woes are being felt here -- and inventories of domestic manufacturers have risen due to the reduction in foreign demand. It is widely expected that the growing trade deficit will retard second-quarter economic growth and possibly serve as a drag over the foreseeable future. This reduction in foreign demand could further moderate the rate of domestic production and consequently ease the demand for labor, thus lessening inflationary pressure resulting from wage increases. Cheaper imports have also weakened the pricing environment for U.S. manufacturers and, in consequence, acted as an additional curb to inflation. All this has been part of what Chairman Greenspan called our economy' s "virtuous cycle" where even so-called crises have proven economically beneficial. As a further example, the economic upheavals in Asia and Russia have caused nervous foreign investors to seek refuge in the U.S. bond market, causing a demand surge that has helped maintain our low interest rate environment. Yet we, along with Chairman Greenspan, are skeptical that our economy has somehow moved "beyond history," and we share his vigilance regarding signs of inflationary imbalances.

MARKET ENVIRONMENT

  The first half of 1998 was a period of interest rate declines. Long-term interest rates (30-year Treasury) reached one of their lowest levels in history. By late June, 30-year U.S. Treasury rates fell to 5.57%. This was lower than the bond rally in 1993 when rates only got down to 5.78%. This decline in interest rates is attributed to many long-term economic factors. The main one is the continued problems in the Asian economies. This has caused a permanent slowdown in the U.S. economy. During this period, the U.S. fixed-income market continued to see strong demand for U.S. Treasuries from overseas. This occurred as worried international investors demanded securities with stability and liquidity; their main destination was the U.S. securities market. This additional demand for U.S. Treasuries led to these new lower interest rates.

  What does this mean for the GNMA securities investor ? As U.S. Treasury rates fell to new lows, so did the rate on new mortgage loans. Hence the typical U.S. homeowner had a big opportunity to refinance his or her home mortgage into a much lower interest rate loan. This led to a very large number of prepayments in mortgage-backed securities. These increased prepayments caused mortgage-backed securities to underperform other fixed-income investments during the first half of 1998.

PORTFOLIO OVERVIEW

  In this environment of falling interest rates and increasing prepayments, we have looked to position the Fund to take advantage of this outlook. We have positioned the duration of the Fund to be 10% longer than the duration of the Lehman Brothers GNMA Index. Hence the duration of the Fund was 2.40 years at the end of the second quarter of 1998.

  We have also made adjustments to our asset allocation. Hence we continued to add call-protected assets to the Fund. These are primarily in GNMA project loans. These bonds typically have 10 years of protection from any type of mortgage loan refinancing. During the first half of 1998, we have increased our holdings in GNMA project loans to over 10% of the Fund. These securities have outperformed fixed-rate pass-through securities because their coupon payments are not cut short by loan prepayments.

  We have also focused on discount dollar priced securities. These securities directly benefit from increases in homeowner refinancing. During the first half of the year, we increased our holding to 28% of the Fund in 15-year and 30-year GNMA 6.50% coupon pass-through securities. To increase this position we sold our prepay-sensitive premium 30-year GNMA 8.00% and 8.50% seasoned GNMA pass-through securities.

  Last,  we have decreased our exposure to adjustable-rate GNMA securities (GNMA
ARMs) . During the first quarter of 1998, The Department of Housing and Urban Development (HUD) issued a tremendous amount of adjustable-rate securities. HUD actually issued so much that it reached the limits of what it can issue each year by government mandate. Hence in May of this year, HUD announced that it would be forced to discontinue the GNMA adjustable-rate program for the remainder of its financial reporting year. This was a shock to the market, and caused a demand surge in GNMA ARMs as investors rushed to purchase as many ARMs as possible. This extra demand, with falling future supply, pushed the price of GNMA ARMs up beyond their fair market value. At that point in time we decided it was a good opportunity to decrease our position and take profits. So we reduced this position. Once this program opens up again, we will look for a more suitable time to re-enter the GNMA ARM market.

  Thank you for your confidence in Dreyfus. We look forward to continuing to serve your investment needs.

               Sincerely,



               [Michael Hoeh signature logo]


               Michael Hoeh

               Portfolio Manager

August 10, 1998

New York, N.Y.

*Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.

**Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized) , divided by the maximum offering price per share at the end of the period, in the case of Class A shares, or the net asset value per share in the case of Class B or Class C shares.

***SOURCE: LEHMAN BROTHERS -- The Lehman Brothers GNMA Index is an unmanaged total return performance benchmark for the GNMA market, consisting of 15- and 30-year fixed-rate GNMA securities.

DREYFUS PREMIER GNMA FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                            JUNE 30, 1998 (UNAUDITED)

                                                                                                   Principal

Bonds--110.5%                                                                                       Amount              Value
-------------------------------------------------------                                         _____________      ____________
_

Mortgage-Backed Securities:

Government National Mortgage Association I:
  6 1/2%, 11/15/2007-5/15/2012  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $  19,470,956       $  19,767,358

  6 1/2%, 5/15/2009 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         5,207,497      (a)  5,285,610

  6 1/2%, . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           5,000,000 (b)       4,984,350

  7%, 6/15/2009  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        4,045,332 (a)       4,170,455

  7% . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       14,900,000 (b)      15,120,350

  7 1/2%, 3/15/2002-12/15/2027  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        28,304,356          29,249,600

  8%, 4/15/2008  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        4,878,702 (a)       5,140,932

  8%, 12/15/2021-1/15/2022 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          667,350             699,256

  8 1/2%, 10/15/2017-12/15/2022 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         4,201,045           4,495,492

  9%, 4/15/2016-12/15/2022 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        5,030,264           5,463,648

  9 1/2%, 10/15/2016-1/15/2025  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         4,852,479           5,280,368

  11 1/2%, 1/15/2013  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           105,504             115,307

                                                                                                                  _____________

                                                                                                                     99,772,726

                                                                                                                  _____________

Government National Mortgage Association I,

 Project Loans:

  6 3/8%, 2/15/2028 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,496,300         1,495,357

  6 1/2%  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            935,000 (b)       940,545

  6 5/8%, 3/15/2033 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,993,298         4,041,937

  7%, 5/15/2030  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,992,677         2,072,384

  7 1/2%, 12/15/2019  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            959,188         1,001,449

  9 1/4%, 10/15/2023  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          4,717,055 (a)     5,094,419

                                                                                                                  _____________

                                                                                                                     14,646,091

                                                                                                                  _____________

Government National Mortgage Association II:

  4 1/2%, 5/20/2028 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           6,930,006 (c)    6,826,056

  5%, 4/20/2028  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          13,580,567 (c)   13,521,084

  5 1/2%, 4/20/2028 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           7,039,777 (c)    7,070,541

  9%, 7/20/2025  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          4,168,467         4,458,925

  11%, 12/20/2013-10/20/2015 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,272,274         1,444,005

                                                                                                                  _____________

                                                                                                                     33,320,611

                                                                                                                  _____________

TOTAL BONDS

  (cost $144,509,632)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $147,739,428

                                                                                                                  _____________


DREYFUS PREMIER GNMA FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                JUNE 30, 1998 (UNAUDITED)

                                                                                                  Principal

Short-Term Investments--3.4%                                                                        Amount             Value
-------------------------------------------------------                                         _____________      ____________

U.S. Treasury Bills:

  5.18%, 9/17/1998 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $  4,529,000 (a)   $ 4,481,083

  5.08%, 10/1/1998 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             95,000 (a)        93,793

                                                                                                                  _____________

  (cost $4,573,966)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       $    4,574,876

                                                                                                                  _____________


TOTAL INVESTMENTS

  (cost $149,083,598)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               113.9%    $152,314,304

                                                                                                       _______    _____________


LIABILITIES, LESS CASH AND RECEIVABLES . . . . . . . . . . . . . . . . . . . . . . . . . .               (13.9%)  ($ 18,634,164)

                                                                                                       _______    _____________


NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%      $133,680,140


                                                                                                       _______    _____________

Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a)Held by the custodian in a segregated account as collateral for securities purchased on a forward commitment basis.

(b)  Purchased on a forward commitment basis.

(c)  Adjustable rate mortgage-interest rate subject to change periodically.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GNMA FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                 JUNE 30, 1998 (UNAUDITED)

                                                                                                    Cost              Value

                                                                                                _____________     _____________
ASSETS:                          Investments in securities--See Statement of Investments .       $149,083,598      $152,314,304

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                            2,798,774

                                 Receivable for investment securities sold . . . . . . . .                            7,553,404

                                 Interest receivable . . . . . . . . . . . . . . . . . . .                              799,113

                                 Receivable for shares of Beneficial Interest subscribed .                              525,027

                                 Prepaid expenses  . . . . . . . . . . . . . . . . . . . .                               23,211

                                                                                                                  _____________

                                                                                                                    164,013,833

                                                                                                                  _____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                               85,687

                                 Due to Distributor  . . . . . . . . . . . . . . . . . . .                               36,564

                                 Payable for investment securities purchased . . . . . . .                           30,062,166

                                 Payable for shares of Beneficial Interest redeemed  . . .                               62,340

                                 Accrued expenses  . . . . . . . . . . . . . . . . . . . .                               86,936

                                                                                                                  _____________

                                                                                                                     30,333,693

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $133,680,140

                                                                                                                  _____________


REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                         $135,860,486

                                 Accumulated undistributed investment income--net  . . . .                                   44

                                 Accumulated net realized gain (loss) on investments . . .                          (5,411,096)

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments--Note 4  . . . . . . . . . . . . . . . .                            3,230,706

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $133,680,140

                                                                                                                  _____________

                                                                                                                  _____________

                                           NET ASSET VALUE PER SHARE

                              _____________________________________________________

                                                                                Class A           Class B           Class C

                                                                              ____________      ____________      ____________

Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $95,260,367        $37,799,654          $620,119

Shares Outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . .       6,423,707          2,546,767            41,784

NET ASSET VALUE PER SHARE. . . . . . . . . . . . . . . . . . . . . . . . .          $14.83             $14.84            $14.84

                                                                                   _______            _______           _______

                                                                                   _______            _______           _______

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GNMA FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS            SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME
INCOME                           Interest Income . . . . . . . . . . . . . . . . . . . . .                           $4,443,824

EXPENSES:                        Management fee--Note 3(a) . . . . . . . . . . . . . . . .        $   364,160

                                 Shareholder servicing costs--Note 3(c)  . . . . . . . . .            238,730

                                 Distribution fees--Note 3(b)  . . . . . . . . . . . . . .             96,480

                                 Registration fees . . . . . . . . . . . . . . . . . . . .             26,553

                                 Professional fees . . . . . . . . . . . . . . . . . . . .             23,210

                                 Custodian fees--Note 3(c) . . . . . . . . . . . . . . . .             20,495

                                 Trustees' fees and expenses--Note 3(d)  . . . . . . . . .             16,916

                                 Prospectus and shareholders' reports  . . . . . . . . . .             10,977

                                 Loan commitment fees--Note 2  . . . . . . . . . . . . . .                849

                                 Miscellaneous . . . . . . . . . . . . . . . . . . . . . .                136

                                                                                                   ___________

                                    Total Expenses . . . . . . . . . . . . . . . . . . . .                              798,506

                                                                                                                    ___________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                            3,645,318

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments . . . . . . . . .         $1,131,565

                                 Net unrealized appreciation (depreciation) on investments . .      (545,673)

                                                                                                  ___________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . . . . . .                              585,892

                                                                                                                    ___________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . . .                           $4,231,210

                                                                                                                    ___________

                                                                                                                    ___________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GNMA FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        Six Months Ended

                                                                                          June 30, 1998           Year Ended

                                                                                           (Unaudited)         December 31, 1997

                                                                                        ________________      ________________


OPERATIONS:
  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $    3,645,318        $    8,000,888

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . . .           1,131,565               897,569

  Net unrealized appreciation (depreciation) on investments  . . . . . . . . . . .           (545,673)             2,761,124

                                                                                         _____________          _____________

         Net Increase (Decrease) in Net Assets Resulting from Operations . . . . .           4,231,210            11,659,581

                                                                                         _____________          _____________

DIVIDENDS TO SHAREHOLDERS FROM:

 Investment income--net:

    Class A shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (2,661,673)           (5,918,534)

    Class B shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (983,901)           (2,072,934)

    Class C shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (7,453)               (1,667)

                                                                                          _____________          _____________

         Total Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (3,653,027)           (7,993,135)

                                                                                          _____________          _____________
BENEFICIAL INTEREST TRANSACTIONS:


 Net proceeds from shares sold:

    Class A shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          30,626,612            32,138,926

    Class B shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           3,293,413             4,659,005

    Class C shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             517,351               107,034

  Dividends reinvested:

    Class A shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1,808,157             4,022,706

    Class B shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             693,710             1,431,495

    Class C shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               6,739                 1,502

  Cost of shares redeemed:

    Class A shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (32,652,005)          (54,989,643)

    Class B shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (5,133,636)           (8,182,513)

    Class C shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (13,861)              (16,644)

                                                                                         _____________          _____________

         Increase (Decrease) in Net Assets from Beneficial Interest Transactions . .         (853,520)          (20,828,132)

                                                                                         _____________          _____________

             Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . .           (275,337)          (17,161,686)

NET ASSETS:

  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         133,955,477           151,117,163

                                                                                         _____________          _____________

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $133,680,140          $133,955,477

                                                                                         _____________          _____________

                                                                                         _____________          _____________

UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . .  $               44  $              7,753

                                                                                         _____________          _____________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GNMA FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                      Shares

                                                                                             ____________________________

                                                                                          Six Months Ended

                                                                                            June 30, 1998      Year Ended

                                                                                             (Unaudited)       December 31, 1997

                                                                                           _______________     ________________
________________

CAPITAL SHARE TRANSACTIONS:

 Class A

 ________
   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,064,005             2,194,845

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . .            121,912               277,860

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (2,201,318)           (3,775,941)

                                                                                          __________            __________

             Net Increase (Decrease) in Shares Outstanding . . . . . . . . . . . .           (15,401)           (1,303,236)

                                                                                          __________            __________

                                                                                          __________            __________

  Class B

  ________

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            221,831               320,620

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . .             46,741                98,717

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (345,826)             (564,582)

                                                                                          __________            __________

             Net Increase (Decrease) in Shares Outstanding . . . . . . . . . . . .           (77,254)             (145,245)

                                                                                          __________            __________

                                                                                          __________            __________

  Class C

  ________

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             34,837                 7,322

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . .                454                   103

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (932)               (1,160)

                                                                                           __________            __________

             Net Increase (Decrease) in Shares Outstanding . . . . . . . . . . . .             34,359                 6,265

                                                                                           __________            __________

                                                                                           __________            __________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GNMA FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                  Class A Shares

                                                                    _______________________________________________

                                                        Six Months Ended

                                                          June 30, 1998                 Year Ended December 31,

                                                                          _________________________________________________

PER SHARE DATA:                                           (Unaudited)     1997       1996        1995        1994       1993
                                                          __________     ______     ______      ______      ______     ______
   Net asset value, beginning of period  . . . . . .         $14.76       $14.37      $14.66      $13.54     $14.84      $14.90

                                                            ______       ______     ______      ______      ______     ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . .            .42          .85         .88         .91        .88         .95

   Net realized and unrealized gain (loss)
       on investments  . . . . . . . . . . . . . . .            .07          .39       (.29)        1.12     (1.30)         .24

                                                            ______       ______     ______      ______      ______     ______

   Total from Investment Operations  . . . . . . . .            .49         1.24         .59        2.03      (.42)        1.19

                                                            ______       ______     ______      ______      ______     ______

   Distributions:

   Dividends from investment income--net . . . . . .          (.42)        (.85)       (.88)       (.91)      (.88)       (.95)

   Dividends from net realized gain on investments . .           --           --          --          --         --       (.30)

                                                            ______       ______     ______      ______      ______     ______

   Total Distributions . . . . . . . . . . . . . . .          (.42)        (.85)       (.88)       (.91)      (.88)      (1.25)

                                                            ______       ______     ______      ______      ______     ______

   Net asset value, end of period  . . . . . . . . .         $14.83       $14.76      $14.37      $14.66     $13.54      $14.84

                                                            ______       ______     ______      ______      ______     ______

                                                            ______       ______     ______      ______      ______     ______

TOTAL INVESTMENT RETURN(1) . . . . . . . . . . . . .       6.72%(2)        8.91%       4.25%      15.43%    (2.91%)       8.20%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . .       1.06%(2)        1.05%       1.04%       1.03%       .94%        .78%

   Ratio of net investment income
       to average net assets . . . . . . . . . . . .       5.65%(2)        5.87%       6.17%       6.45%      6.20%       6.24%

   Decrease reflected in above expense ratios
       due to undertakings by the Manager  . . . . .             --           --          --          --       .06%        .22%

   Portfolio Turnover Rate . . . . . . . . . . . . .      98.07%(3)      518.62%     267.22%     349.24%    427.27%     274.95%

   Net Assets, end of period (000's Omitted) . . . .        $95,260      $95,071    $111,267    $134,545   $141,456    $197,239
-----------------------------

(1)  Exclusive of sales load.

(2)  Annualized

(3)  Not annualized

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GNMA FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                  Class B Shares

                                                           _________________________________________________________________

                                                        Six Months Ended

                                                         June 30, 1998                  Year Ended December 31,
                                                                          ______________________________________________________

PER SHARE DATA:                                            (Unaudited)     1997       1996        1995        1994      1993(1)
                                                           __________     ______     ______      ______      ______     ______

   Net asset value, beginning of period  . . . . . .         $14.78       $14.38      $14.67      $13.55     $14.84      $14.98

                                                             _______      _______    _______     _______    _______     _______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . .            .38          .78         .81         .84        .80         .83

   Net realized and unrealized gain (loss)
       on investments  . . . . . . . . . . . . . . .            .06          .40       (.29)        1.12     (1.29)         .16

                                                               ______       ______     ______      ______      ______     ______

   Total from Investment Operations  . . . . . . . .            .44         1.18         .52        1.96      (.49)         .99

                                                               ______       ______     ______      ______      ______     ______

   Distributions:

   Dividends from investment income--net . . . . . .          (.38)        (.78)       (.81)       (.84)      (.80)       (.83)

   Dividends from net realized gain on investments . .           --           --          --          --         --       (.30)

                                                               ______       ______     ______      ______      ______     ______

   Total Distributions . . . . . . . . . . . . . . .          (.38)        (.78)       (.81)       (.84)      (.80)      (1.13)

                                                              ______       ______     ______      ______      ______     ______

   Net asset value, end of period  . . . . . . . . .         $14.84       $14.78      $14.38      $14.67     $13.55      $14.84

                                                              ______       ______     ______      ______      ______     ______

                                                              ______       ______     ______      ______      ______     ______

TOTAL INVESTMENT RETURN(2) . . . . . . . . . . . . .       6.07%(3)        8.43%       3.71%      14.83%    (3.39%)    7.03%(3)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . .       1.56%(3)        1.55%       1.55%       1.55%      1.51%    1.30%(3)

   Ratio of net investment income
       to average net assets . . . . . . . . . . . .       5.15%(3)        5.36%       5.65%       5.89%      5.61%    5.38%(3)

   Decrease reflected in above expense ratios
       due to undertakings by the Manager  . . . . .             --           --          --          --       .05%     .20%(3)

   Portfolio Turnover Rate . . . . . . . . . . . . .      98.07%(4)      518.62%     267.22%     349.24%    427.27%     274.95%

   Net Assets, end of period (000's Omitted) . . . .        $37,800      $38,775     $39,833     $41,934    $35,710     $29,648
-----------------------------

(1)  From January 15, 1993 (commencement of initial offering) to December 31, 1993.

(2)  Exclusive of sales load.

(3)  Annualized.

(4)  Not annualized

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GNMA FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                       Class C Shares

                                                                               _______________________________________________

                                                                           Six Months Ended

                                                                             June 30,1998           Year Ended December 31,

PER SHARE DATA:                                                               (Unaudited)         1997        1996       1995(1)
                                                                             ________________    ______      ______       ______

   Net asset value, beginning of period  . . . . . . . . . . . . .               $14.77           $14.38     $14.67      $14.48

                                                                                  ______           ______      ______     ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . . . . .                  .35              .75        .77         .16

   Net realized and unrealized gain (loss)
       on investments  . . . . . . . . . . . . . . . . . . . . . .                  .07              .39      (.29)         .19

                                                                                   ______           ______      ______    ______

   Total from Investment Operations  . . . . . . . . . . . . . . .                  .42             1.14        .48         .35

                                                                                   ______           ______      ______    ______

   Distributions:

   Dividends from investment income--net . . . . . . . . . . . . .                (.35)            (.75)      (.77)       (.16)

                                                                                  ______           ______      ______    ______

   Net asset value, end of period  . . . . . . . . . . . . . . . .               $14.84           $14.77     $14.38      $14.67

                                                                                ______           ______      ______      ______

                                                                                ______           ______      ______      ______

TOTAL INVESTMENT RETURN(2) . . . . . . . . . . . . . . . . . . . .             5.79%(3)            8.13%      3.44%   11.47%(3)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . . . . .             1.81%(3)            1.80%      1.79%    1.79%(3)

   Ratio of net investment income
       to average net assets . . . . . . . . . . . . . . . . . . .             4.59%(3)            5.11%      5.42%    5.25%(3)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . .            98.07%(4)          518.62%    267.22%     349.24%

   Net Assets, end of period (000's Omitted) . . . . . . . . . . .                 $620             $110        $17          $1
-----------------------------

(1)  From October 16, 1995 (commencement of initial offering) to December 31, 1995.

(2)  Exclusive of sales load.

(3)  Annualized.

(4)  Not annualized

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GNMA FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus Premier GNMA Fund (the "Fund") is registered under the Investment Company Act of 1940 (" Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital by investing principally in instruments issued by the Government National Mortgage Association. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon").

  Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class
C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions  are  recorded  on  the  identified  cost  basis.  Interest  income
(including,   where   applicable,   amortization   of   discount  on  short-term
investments) is recognized on the accrual basis. Under the terms of the custodian agreement, the Fund received net earnings credits of $5,315 during the period ended June 30, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

  (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

  (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal

DREYFUS PREMIER GNMA FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

  The Fund has an unused capital loss carryover of approximately $6,548,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1997. If not applied, the carryover expires in fiscal 2002.

NOTE 2--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 1998, the Fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.

  (B) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended June 30, 1998, Class B and Class C shares were charged $95,258 and $1,222, respectively, pursuant to the Distribution Plan.

  (C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 1998, Class A, Class B and Class C shares were charged $117,491, $47,629 and $408, respectively, pursuant to the Shareholder Services Plan.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended June 30, 1998, the Fund was charged $50,152 pursuant to the transfer agency agreement.

  The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended June 30, 1998, the Fund was charged $20,495 pursuant to the custody agreement.

  (D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS PREMIER GNMA FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

NOTE 4--SECURITIES TRANSACTIONS:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended June 30, 1998 amounted to $150,597,944 and $158,233,732, respectively.

  At June 30, 1998, accumulated net unrealized appreciation on investments was $3,230,706, consisting of $3,285,206 gross unrealized appreciation and $54,500 gross unrealized depreciation.

  At June 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
DREYFUS PREMIER GNMA FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940













Printed in U.S.A.                                      027/614/665SA986

                              SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------

                                DREYFUS PREMIER

                                   GNMA FUND
-------------------------------------------------------------------------------

                                 JUNE 30, 1998

                                   (reg.tm)

                                   [reg.tm signature logo]